Exhibit 99.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      Michael R. Kallet, President and Chief Executive Officer, and Eric E. Stickels, Executive Vice President and Chief Financial Officer of Oneida
     Financial Corp. (the "Company"), each certify in his/her capacity as an officer of the Company that he/she has reviewed the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 and that to the best of his/her knowledge:

(7) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(8) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


May 13, 2003                            /s/ Michael R. Kallet
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Date                                    President and Chief Executive Officer


May 13, 2003                            /s/ Eric E. Stickels
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Date                                    Executive Vice President and Chief
                                        Financial Officer